===============================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549
                                   ----------



                                    FORM 8-K


                                 Current Report


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 April 11, 2006
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                       1-10218               13-3489233
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                             250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)
                                 (248) 824-2500

                         (Registrant's telephone number,
                              including area code)
                                 Not Applicable
          (Former name or former address, if changed since last report)
                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

ITEM 2.05    COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

         On April 4, 2006, as part of its ongoing efforts to restructure under chapter 11 of the bankruptcy code, the board of directors of Collins & Aikman Corporation (the "Company") approved a plan to wind down the Company's non-core, automotive fabrics division. For fiscal year 2005, the automotive fabrics division accounted for less than 10% of the Company's revenues. The Company expects the entire process to be completed over the course of the next six to nine months.

         At this time, the Company estimates that it will record costs related to the wind down of $85 million to $105 million, substantially all of which will be non-cash charges. The wind down plan contemplates a reduction in workforce of approximately 1,200 employees, or 7.5% of the Company's existing workforce. While any severance-related payments that may be made to such employees are subject to approval of the bankruptcy court and, accordingly, the amount of such payments cannot be known at this time, the Company does intend to seek bankruptcy court approval for severance-related payments totaling approximately $6.0 million. In addition, the Company may seek to reject certain contracts and leases pursuant to the chapter 11 bankruptcy proceedings; however, these costs are not expected to be material. The Company is not able to estimate the amount of any additional or future cash expenditures that may be required in connection with the wind down.

         A copy of the press release disclosing the wind down of the automotive fabrics division is attached to this Form 8-K as Exhibit 99.1.


Item 9.01  Financial Statement and Exhibits.

         (c) Exhibits

                  99.1 Press Release dated April 6, 2006 issued by Collins & Aikman Corporation.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 11, 2006


                      COLLINS & AIKMAN CORPORATION


                      By: /s/ Stacy Fox
                          ----------------------------------
                          Name:   Stacy Fox
                          Title:  Executive Vice President, Chief
                                  Administrative Officer & General
                                  Counsel

                                 EXHIBIT INDEX




EXHIBIT NO.       DESCRIPTION
-----------       -----------
  99.1            Press Release dated April 6, 2006 issued by Collins & Aikman
                  Corporation.